Obligation to Deliver Digital Assets	6 Months Ended
Jun. 30, 2025
Obligation to Deliver Digital Assets [Abstract]
Obligation to Deliver Digital Assets

Note 7 — Obligation to Deliver Digital Assets

In connection with the issuance of June 2025 Convertible Debenture (See Note 9), the Company entered into a Right to Receive Tokens agreement on June 23, 2025 (“Right to Receive Tokens”), pursuant to which the counterparty of the Right to Receive Tokens was entitled to receive from the Company, upon exercise of this Right to Receive Tokens at any time on or after the two-year anniversary of the applicable closing in respect of June 2025 SPA, 24% of each type of Tokens purchased with the net proceeds of such closings. If the Company fails to deliver the Tokens, the Company will be required to pay in cash to the counterparty of the Right to Receive Tokens an amount calculated based on the number of Tokens and the Tokens’ trading price prevailing on the date of exercising the right to receive tokens.

Upon issuance of convertible debenture on June 23, 2025, an aggregate of $1,560,000, representing 24% of the purchase cost of digital assets at $6,500,000 was initially assigned to the Company’s obligation to deliver the digital assets in connection with the Right to Receive Tokens and recorded in the account of “Obligation to deliver digital assets” on the unaudited consolidated balance sheets. For the six months ended June 30, 205, the Company also recognized an increase in fair value of obligation to deliver digital assets of $37,835 in the account of “changes in fair value of digital asses” on the unaudited condensed consolidated statements of operations and comprehensive loss.

The following table presents additional information about obligation to deliver digital assets for the six months ended June 30, 2025:

For the Six Months Ended June 30,
2025
Opening balance	$-
Initial recognition of obligation to deliver digital assets	1,560,000
Changes in fair value of obligation to deliver digital assets	37,835
$1,597,835